SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         April 2, 2001
                                                  -----------------------------


                              THE SOUTHERN COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       1-3526               58-0690070
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


270 Peachtree Street, NW, Atlanta, Georgia                       30303
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code       (404)506-5000
                                                     --------------------------


                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.       Acquisition or Disposition of Assets.

              On February 19, 2001, The Southern Company ("Southern") announced that the Southern Board of Directors (the "Board") approved the spin-off of Mirant Corporation ("Mirant") and declared a stock distribution of all of Southern's shares in Mirant. The distribution was completed on April 2, 2001 to Southern shareholders of record as of 5:00 PM Eastern Time on March 21, 2001. Southern received no consideration in connection with the distribution. At the time of the distribution, Southern held 272 million shares, or approximately 80.3%, of the outstanding common stock in Mirant.

              In accordance with Accounting Principles Board Opinion No. 30, Mirant has been segregated as a discontinued operation in Southern's consolidated financial statements for all periods presented in Southern's Annual Report on Form 10-K for the year ended December 31, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

(b)           Pro forma financial information.


Pro Forma Condensed Consolidated Balance Sheet

Southern Company and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
At December 31, 2000

(in millions)

The pro forma balance sheet assumes that the Mirant spin-off occurred on December 31, 2000. The pro forma adjustments reflect the distribution of Mirant's net assets to Southern's shareholders. The distribution was made from Southern's paid-in capital to the extent available, with the remainder made from retained earnings. No pro forma income statement is included since Mirant was reflected as discontinued operations for the year ended December 31, 2000.



                                                Historical    Adjustments      Pro Forma
                                               ------------  -------------    -----------
Assets

Current Assets:

Cash and cash equivalents                             $199                          $199
Special deposits                                         6                             6
Receivables, less accumulated provision
     for uncollectible accounts of $22               1,312                         1,312




                                                Historical    Adjustments      Pro Forma
                                               ------------  -------------    -----------

Underrecovered retail fuel clause revenue              418                           418
Fossil fuel stock, at average cost                     195                           195
Materials and supplies, at average cost                508                           508
Other                                                  187                           187
                                               ------------  -------------    -----------
Total current assets                                 2,825                        $2,825
Property, Plant, and Equipment:

In service                                          34,188                        34,188
Less accumulated depreciation                       14,350                        14,350
                                               ------------  -------------    -----------
                                                    19,838                        19,838
Nuclear fuel, at amortized cost                        215                           215
Construction work in progress                        1,569                         1,569
                                               ------------  -------------    -----------
Total property, plant, and equipment                21,622                        21,622
Other Property and Investments:

Nuclear decommissioning trusts, at fair value          690                           690
Net assets of discontinued operations                3,320         (3,323)
                                                                        3(a)
Leveraged leases                                       596                           596
Other                                                  165                           165
                                               ------------  -------------    -----------
Total other property and investments                 4,771         (3,320)         1,451
Deferred Charges and Other Assets:
Deferred charges related to income taxes               957                           957
Prepaid pension costs                                  498                           498
Debt expense, being amortized                           99                            99
Premium on reacquired debt, being amortized            280                           280
Other                                                  310                           310
                                               ------------  -------------    -----------
Total deferred charges and other assets              2,144                         2,144
                                               ------------  -------------    -----------
Total Assets                                       $31,362        ($3,320)       $28,042
                                               ------------  -------------    -----------

Liabilities and Stockholders' Equity

Current Liabilities:

Securities due within one year                         $67                           $67
Notes payable                                        1,680                         1,680
Accounts payable                                       869              3(a)         872
Customer deposits                                      140                           140
Taxes accrued --
   Income taxes                                         88                            88
   Other                                               208                           208
Interest accrued                                       121                           121
Vacation pay accrued                                   119                           119
Other                                                  445                           445
                                               ------------  -------------    -----------
Total current liabilities                            3,737              3          3,740
Long-term Debt                                       7,843                         7,843



                                                Historical    Adjustments      Pro Forma
                                               ------------  -------------    -----------

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes                    4,074                         4,074
Deferred credits related to income taxes               551                           551
Accumulated deferred investment tax credits            664                           664
Employee benefits provisions                           478                           478
Prepaid capacity revenues                               58                            58
Other                                                  653                           653
                                               ------------  -------------    -----------
Total deferred credits and other liabilities         6,478                         6,478
Company or subsidiary obligated mandatorily
 redeemable capital and preferred securities         2,246                         2,246
Cumulative preferred stock of subsidiaries             368                           368
Common stockholders' Equity:
Common stock, par value $5 per share                 3,503                         3,503
Paid-in capital                                      3,153         (3,153)
Treasury, at cost                                    (545)                         (545)
Retained earnings                                    4,672           (263)         4,409
Accumulated other comprehensive income                (93)             93              0
                                               ------------  -------------    -----------
                                               ------------  -------------    -----------
Total common stockholders' equity                   10,690         (3,323)         7,367
                                               ------------  -------------    -----------

Total Liabilities and Stockholders' Equity         $31,362        ($3,320)       $28,042
                                               ------------  -------------    -----------



(a) Reflects reversal of amounts payable to Mirant previously eliminated in consolidation.


Item 9.       Regulation FD Disclosure.

              On April 3, 2001, Southern issued a press release related to the spin-off of Mirant. The purpose of this Form 8-K is to furnish the press release for informational purposes only pursuant to Regulation FD. A copy of the press release is furnished with this Form 8-K as Exhibit 99.

         Exhibit  99 - Press release dated April 3, 2001 related to the spin-off of Mirant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 6, 2001                     THE SOUTHERN COMPANY


                                           By /s/Tommy Chisholm
                                               Tommy Chisholm
                                                 Secretary